SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                        the Securities Exchange Act 1934

       Date of Report (Date of earliest event reported): November 1, 2005

                                    AVP, Inc.
                                    ---------
               (Exact name of registrant as specified in charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

            005-79737                                     98-0142664
  ---------------------------------            ---------------------------------
      (Commission File Number)                 (IRS Employer Identification No.)


   6100 Center Drive, Suite 900, Los Angeles, CA                      90045
   ---------------------------------------------                  --------------
     (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:               (310) 426-8000
---------------------------------------------------               --------------

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.

      On November 1, 2005, AVP, Inc. ("AVP") issued a press release announcing that its registration statement on Form SB-2 under the Securities Act of 1933 covering 114,259,909 shares (the "Shares") of AVP common stock (the "Registration Statement") was declared effective on such date. The Registration Statement covers Shares currently outstanding, or that may be issued upon exercise of rights to acquire the Shares, that AVP previously sold to the selling securities holders listed in the Registration Statement in private transactions. AVP will not receive any proceeds from sales of the registered Shares.

      A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.



Item 9.01.  Financial Statements and Exhibits.

      (d)   Exhibits.


Exhibit Number          Description
--------------          -----------

     99.1               Press Release issued by AVP, Inc. dated November 1, 2005
                        Announcing   the   Declaration   of   the   AVP   Resale
                        Registration Statement Effective.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         AVP, INC.

                         By:  /s/ Andrew Reif
                           ------------------------------------------
                         Name:  Andrew Reif
                         Title: Chief Operating Officer

Dated:  November 2, 2005

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